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                                                                 EXHIBIT 10.44
                                 REVOLVING NOTE



Amount  $600,000                         Borrower(s):     Cash Registers, Inc.
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                                         Address:         503 N. Main Street
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                                                          London, KY 40741
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Upon Demand
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promise to pay to the order of:

                    FIRST NATIONAL BANK AND TRUST (the Bank)

Six Hundred Thousand Dollars and no/100 Dollars
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together with interest at the per annum rate checked below, from the date hereof until fully paid, without defalcation.

INTEREST on this note shall be at a   X    Variable Rate         Fixed Rate,
                                    ------               --------
equal to:

         The bank's stated primary index rate as declared by the Bank from time to time. The Bank's stated primary index rate may not be the lowest rate offered by the Bank, and the Bank may make or renegotiate any loan at, above, below or without reference to the Bank's stated primary index rate or

  X      One percent per annum greater than the "New York Prime" interest rate
 ----    as reported in the Wall Street Journal.

         % per annum
 ----

The Interest rate on this Note is 9.50%.

If the box labeled "Variable Rate" is checked above, the interest rate hereunder shall be adjusted each time there is change in the applicable index (i.e. a change in the Bank's primary index or "New York Prime", whichever has been indicated above), with such new rate becoming effective the day following the date of the next monthly Commercial Management Account statement.

This note shall be negotiable and payable at the main office of the Bank. Fourth and Main Streets, London, Kentucky 40741.

Notwithstanding anything to the contrary contained in this Revolving Note or any other agreement in writing, the Bank may, in the Bank's sole discretion, decline to advance funds pursuant hereto at anytime, whether or not the Bank is entitled to accelerate the unpaid balance.

IT IS AGREED THAT advances under the Revolving Note shall be made to the borrower's Commercial Management Account checking account in increments of not less than $100.00.

Repayment of this Revolving Note shall be as follows:

Principal Repayment:

  X      During the term of this Revolving Note, Surplus collected funds (over
 ---- and above the agreed upon minimum balance) in the borrower's Commercial Management Account checking account, shall be applied by the Bank, on a daily basis, in increments of not less the $100.00 toward any outstanding balance owed on the Revolving Note. If not demanded sooner by the Bank, this Revolving Note, plus any accrued interest shall be due and payable one year from date.

            % of any unpaid principal balance, or a minimum payment of
 ---- $20.00, whichever is greater, shall be deducted as of the monthly statement date from the borrower's Commercial Management Account, checking account, with

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         a balloon payment equal to any unpaid principal balance, plus accrued interest due and payable one year from date. You may make additional payments up to the full amount you owe either by mail or in person at the bank.

INTEREST - Interest (Finance Charge) will be calculated by the Bank on this Revolving Note by applying the periodic annual rate (applicable rate divided by 365) to the Average Daily Balance of the Note (including current transactions) and multiplying by the number of days in the statement or billing cycle. To get the Average Daily Balance, we take the beginning balance of the Revolving Note each day, add any new advances and subtract any payments or credits. This gives us the daily balance. Then, we add up all the daily balances for the billing cycle and divide that total by the number of days in the billing cycle. This gives us the average daily balances. Interest is collected automatically by the Bank as of the statement date of the customer's Commercial Management Account. Interest collected by the Bank is charged to the Revolving Note available funds rather than the checking account.

This is   X   the same   X    a renewal of the Note mentioned in a Commercial
        -----          -----
Management Account Agreement dated July 22, 1997.
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IT IS AGREED that all advances shall bear interest until paid, and that upon failure to pay the principle or any installment of interest when due or in the case of a Demand Revolving Note, when demanded by the Bank, or in the event the Bank shall deem itself insecure, or if it is in good faith believes that the prospect of performance or payment is impaired, then the Bank may elect to consider this Revolving Note and all other obligations of the maker(s) to the Bank together with all areas of interest to be immediately due and payable and the same may be collected at once at the option of the Bank.

The undersigned warrants that the PROCEEDS OF THIS NOTE WILL BE USED FOR

         Personal Family, Household Purposes;
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         Farm Operation
 -----

   X     Business Purposes Only
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The borrower(s) agree that if, in the event of a default, this note is referred to an attorney who is not a salaried employee of the Bank, the borrower(s) will pay such reasonable attorneys' fees as are incurred by the Bank and actually paid or agreed to paid by the Bank.

The failure of any party, hereto to insist upon strict performance of any of the terms of this note, or to exercise any rights herein confirmed shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon such terms or rights in any other instance. This note cannot be modified, altered, or amended except be an agreement in writing duly signed and acknowledged by authorized representatives of the parties.

The following "NOTICE" and provision is applicable only if this is a "Consumer Credit Contract" as that term is defined in Part 433 of Title 16 of the Code of Federal Regulations as same may be amended from time to time and/or KRS 367.600 as same may be amended from time to time.

                                     NOTICE
ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICE OBTAINED WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

                                         CASH REGISTERS, INC.
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No.                                      By:      /S/  Maurice Johnson, Pres.
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                                                  /S/  Steve King, VP
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                                                  /S/  Andrew King, VP
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Due
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